USLICO SERIES FUND
                   Prospectus Supplement dated August 30, 1999
                       to Prospectus dated April 30, 1999

The Board of Trustees of the USLICO Series Fund recently reviewed and endorsed three proposals - election of the Board of Trustees, approval of a new subadvisory agreement between ReliaStar Investment Research, Inc. and Northstar Investment Management Corporation for the Stock and Asset Allocation Portfolios and ratification of selection of KPMG LLP as the USLICO Series Fund's independent accountants for the fiscal year 2000.

We therefore have called a Special Meeting of Shareholders of the USLICO Series Fund to be held on September 23, 1999 (the "Meeting") to consider and approve the above noted proposals. The proposed appointment of Northstar as sub-adviser to the Stock and Asset Allocation Portfolios (the "Portfolios") is intended to enhance the Portfolios' ability to achieve better long-term performance results. If approved at the Meeting, the above noted modifications will become effective October 1, 1999. These modifications will not affect the fees of the Portfolios; they will remain the same.